Exhibit 99.3

Supplemental Pro Forma Information
	Fiscal 2009					Fiscal 2010

($ in thousands)	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY

REVENUE:
Home & Building Products	$204,437	$224,133	$231,938	$198,380	$858,888	$190,651	$225,607	$231,797	$184,946	$833,001
Plastics	112,689	100,269	94,762	105,035	412,755	102,016	115,583	122,288	130,227	470,114
Telephonics	80,827	96,567	94,126	116,361	387,881	103,619	116,190	100,413	114,294	434,516

Total consolidated revenue	$397,953	$420,969	$420,826	$419,776	$1,659,524	$396,286	$457,380	$454,498	$429,467	$1,737,631

INCOME BEFORE TAXES and DISCONTINUIED OPERATIONS:
Segment profit before depreciation, amortization, restructuring and impairment:
Home & Building Products (a)	$16,628	$8,498	$20,251	$20,373	$65,750	$25,661	$22,303	$30,230	$13,396	$91,590
Plastics	11,299	11,825	10,019	12,859	46,002	5,974	10,919	11,718	14,242	42,853
Telephonics	6,865	9,795	11,528	13,352	41,540	8,621	12,409	11,768	13,322	46,120

Total Segment profit before depreciation, amortization, restructuring and impairment	34,792	30,118	41,798	46,584	153,292	40,256	45,631	53,716	40,960	180,563
Unallocated amounts (b)	(3,699)	(4,009)	(5,531)	(4,721)	(17,960)	(5,531)	(6,860)	(7,497)	(14,311)	(34,199)
Gain (loss) from debt extinguishment, net	4,304	—	184	—	4,488	(18)	12	—	(1,111)	(1,117)
Net interest expense	(11,850)	(12,120)	(11,165)	(10,565)	(45,700)	(11,445)	(12,074)	(12,216)	(10,326)	(46,061)
Segment depreciation and amortization	(14,501)	(14,063)	(14,424)	(14,898)	(57,886)	(13,855)	(14,225)	(13,077)	(15,022)	(56,179)
Impairments (ATT)	(476)	(243)	(962)	(809)	(2,490)	—	—	(304)	(338)	(642)
Restructuring charges	—	(80)	(502)	(2,784)	(3,366)	(1,277)	(1,510)	(2,647)	(494)	(5,928)
Deal costs and predecessor management fees (c)	(806)	(832)	(841)	(952)	(3,431)	(845)	(817)	(2,107)	(7,500)	(11,269)

Income before taxes and discontinued operations	$7,764	$(1,229)	$8,557	$11,855	$26,947	$7,285	$10,157	$15,868	$(8,142)	$25,168

DEPRECIATION and AMORTIZATION:
Segment:
Home & Building Products (a)	$7,251	$7,273	$7,565	$7,210	$29,299	$6,616	$6,605	$6,065	$6,975	$26,261
Plastics	5,763	5,247	5,239	5,681	21,930	5,613	5,833	5,027	5,911	22,384
Telephonics	1,487	1,543	1,620	2,007	6,657	1,626	1,787	1,985	2,136	7,534

Total segment depreciation and amortization	14,501	14,063	14,424	14,898	57,886	13,855	14,225	13,077	15,022	56,179
Unallocated	71	315	88	62	536	82	84	91	82	339

Total consolidated depreciation and amortization	$14,572	$14,378	$14,512	$14,960	$58,422	$13,937	$14,309	$13,168	$15,104	$56,518

DEAL COSTS and PREDECESSOR MANAGEMENT FEES: (c)
Home & Building Products (ATT)	$806	$832	$841	$952	$3,431	$845	$817	$2,107	$7,500	$11,269
Unallocated (ATT)	—	—	—	—	—	—	—	—	9,805	9,805

	$806	$832	$841	$952	$3,431	$845	$817	$2,107	$17,305	$21,074

INTEREST EXPENSE, net:
Historic	$3,313	$3,583	$2,628	$2,028	$11,552	$2,908	$3,537	$3,679	$1,789	$11,913
Pro forma	11,850	12,120	11,165	10,565	45,700	11,445	12,074	12,216	10,326	46,061
PROVISION (BENEFIT) for INCOME TAXES:
Historic	$997	$(3,277)	$513	$3,454	$1,687	$830	$(1,175)	$1,965	$2,688	$4,308
Pro forma (assumes 35% ATT tax rate)	2,642	(1,833)	1,197	2,251	4,257	1,626	2,079	5,085	(507)	8,283
INCOME from CONTINUING OPERATIONS:
Historic	$2,066	$(2,076)	$6,089	$11,839	$17,918	$4,180	$2,034	$4,989	$(1,699)	$9,504
Pro forma (c)	5,122	604	7,360	9,604	22,690	5,659	8,078	10,783	(7,635)	16,885
DILUTED EARNINGS PER SHARE from CONTINUING OPERATIONS:
Historic	$0.04	$(0.04)	$0.10	$0.20	$0.30	$0.07	$0.03	$0.08	$(0.03)	$0.16
Pro forma (c)	0.09	0.01	0.12	0.16	0.38	0.09	0.13	0.18	(0.13)	0.28

(a)	Adjusted for management fee to be charged to Ames by GFF.
(b)	Unallocated amounts typically include general corporate expenses not attributable to reportable segments.
(c)	Includes all ATT and GFF costs related to the GFF acquisition of ATT, as well as management fees charged to ATT by predecessor ownership that will not continue under GFF ownership.

Supplemental Pro Forma Information
	Fiscal 2009					Fiscal 2010

($ in thousands)	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY

HOME & BUILDING PRODUCTS:

Segment operating profit	$8,095	$70	$10,381	$8,618	$27,164	$16,923	$13,371	$19,107	$(1,911)	$47,490
Depreciation and amortization	7,251	7,273	7,565	7,210	29,299	6,616	6,605	6,065	6,975	26,261
Impairments (ATT)	476	243	962	809	2,490	—	—	304	338	642
Restructuring charges	—	80	502	2,784	3,366	1,277	1,510	2,647	494	5,928
Deal costs and predecessor management fees	806	832	841	952	3,431	845	817	2,107	7,500	11,269

Segment profit before depreciation, amortization, impairments, restructuring and deal	$16,628	$8,498	$20,251	$20,373	$65,750	$25,661	$22,303	$30,230	$13,396	$91,590

PLASTICS:

Segment operating profit	$5,536	$6,578	$4,780	$7,178	$24,072	$361	$5,086	$6,691	$8,331	$20,469
Depreciation and amortization	5,763	5,247	5,239	5,681	21,930	5,613	5,833	5,027	5,911	22,384

Segment profit before depreciation and amortization	$11,299	$11,825	$10,019	$12,859	$46,002	$5,974	$10,919	$11,718	$14,242	$42,853

TELEPHONICS:

Segment operating profit	$5,378	$8,252	$9,908	$11,345	$34,883	$6,995	$10,622	$9,783	$11,186	$38,586
Depreciation and amortization	1,487	1,543	1,620	2,007	6,657	1,626	1,787	1,985	2,136	7,534

Segment profit before depreciation and amortization	$6,865	$9,795	$11,528	$13,352	$41,540	$8,621	$12,409	$11,768	$13,322	$46,120

TOTAL SEGMENTS:

Segment operating profit	$19,009	$14,900	$25,069	$27,141	$86,119	$24,279	$29,079	$35,581	$17,606	$106,545
Depreciation and amortization	14,501	14,063	14,424	14,898	57,886	13,855	14,225	13,077	15,022	56,179
Impairments (ATT)	476	243	962	809	2,490	—	—	304	338	642
Restructuring charges	—	80	502	2,784	3,366	1,277	1,510	2,647	494	5,928
Deal costs and predecessor management fees	806	832	841	952	3,431	845	817	2,107	7,500	11,269

Segment profit before depreciation, amortization, impairments, restructuring and deal	$34,792	$30,118	$41,798	$46,584	$153,292	$40,256	$45,631	$53,716	$40,960	$180,563